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                                                                 EXHIBIT 10.1(a)

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                                 AMENDMENT NO. 1
                          DATED AS OF DECEMBER 15, 1999
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 21, 1999

                                      among

                                PRINTPACK, INC.,

                       THE INSTITUTIONS FROM TIME TO TIME
                           PARTIES HERETO AS LENDERS,

                                       and

                                  BANK ONE, NA
                 (FORMERLY, THE FIRST NATIONAL BANK OF CHICAGO),
                                    as Agent


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                         BANC ONE CAPITAL MARKETS, INC.,
                      as Lead Arranger and Sole Book Runner

                                       and

                             SUN TRUST BANK, ATLANTA
                             as Documentation Agent

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                                 SIDLEY & AUSTIN
                                 Bank One Plaza
                            10 South Dearborn Street
                             Chicago, Illinois 60603

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                                 AMENDMENT NO. 1
                          DATED AS OF DECEMBER 15, 1999
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF MAY 21, 1999


                  THIS AMENDMENT NO. 1 ("Amendment") is made as of December 15, 1999 by and among Printpack, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (formerly known as The First National Bank of Chicago), with its principal office in Chicago, Illinois, as contractual representative (the "Agent"), under that certain Amended and Restated Credit Agreement dated as of May 21, 1999 by and among the Borrower, the Lenders and the Agent (as amended hereby, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendment to the Credit Agreement.

         1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1      THE CREDIT AGREEMENT IS AMENDED THROUGHOUT AS FOLLOWS:

         For all purposes under the Credit Agreement and the other Loan Documents, Bank One, NA, having its principal office in Chicago, Illinois has succeeded The First National Bank of Chicago. All references in the Credit Agreement and the other Loan Documents to The First National Bank of Chicago or First Chicago shall be a reference to Bank One, NA. All notices under the Credit Agreement and the other Loan Documents to Bank One, NA or the Agent shall be to the address set forth in Section 14.1 of the Credit Agreement and the updated address for the Agent contained on the signature page to Amendment No. 1 to the Credit Agreement.

         1.2 Section 1.1 of the Credit Agreement is amended to add the following definitions in the applicable alphabetical locations:

         "Foreign Pledge Agreements" means (a) the Mexican Pledge Agreement and
(b) each other Pledge Agreement entered into pursuant to Section 7.3(G) with respect to any New

SIDLEY & AUSTIN

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Subsidiary which is a Foreign Subsidiary, as it may from time to time be amended, supplemented or otherwise modified with respect to sixty-five percent (65%) of the outstanding capital stock of each of the Borrower's Foreign Subsidiaries as required by Section 7.3(G).

         "Foreign Subsidiaries" means the Mexican Subsidiaries and each other Subsidiary of the Borrower which is not organized under the laws of a jurisdiction located in the United States of America.

         "Foreign Subsidiary Investment Amount" means the sum of (a) all intercompany loans made on or after the Closing Date from either the Borrower or any Subsidiary of the Borrower to any Foreign Subsidiary; (b) all Investments made on or after the Closing Date by the Borrower or any Subsidiary of the Borrower in any Foreign Subsidiary; and (c) an amount equal to the net benefit derived by the Foreign Subsidiaries resulting from any non-arms length transactions between the Borrower and/or any Subsidiary of the Borrower, on the one hand, and such Foreign Subsidiaries, on the other hand.

         1.3 Section 1.1 of the Credit Agreement is further amended to delete the phrase "the Mexican Pledge" from the definition of Collateral Documents and to substitute the phrase "the Foreign Pledge Agreements" therefor.

         1.4 Section 6.8 of the Credit Agreement is amended to delete the final sentence thereof in its entirety and to substitute the following therefor:

         The Borrower has no Subsidiaries other than IHC, PRF, the Mexican Subsidiaries and New Subsidiaries created or acquired in accordance with the terms of Section 7.3(G).

         1.5 Section 7.3(D) of the Credit Agreement is amended to delete the reference to the "Mexican Subsidiaries" contained in clause (v) thereof and to substitute a reference to the "Foreign Subsidiaries" therefor.

         1.6 Section 7.3(D) of the Credit Agreement is amended to delete clause (ix) thereof in its entirety and to substitute the following therefor.

                  (ix) Investments in any Controlled Subsidiary of the Borrower; provided, however that notwithstanding anything in this Agreement to the contrary, the aggregate Foreign Subsidiary Investment Amount (whether such Investments are made pursuant to this clause or any other provision of this Agreement) shall not at any time exceed $30,000,000.00 (excluding from such calculation the Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date permitted pursuant to clause (ii) above);

         1.7 Section 7.3(G) of the Credit Agreement is amended to delete clause (ii) thereof in its entirety and to substitute the following therefor:

SIDLEY & AUSTIN

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                  (ii)     The Borrower may create, acquire and/or capitalize
         any Subsidiary (a "NEW SUBSIDIARY") after the date hereof pursuant to any transaction that is permitted by or not otherwise prohibited by this Agreement, provided that:

                  (A) upon the creation or acquisition of each New Subsidiary which is not a Foreign Subsidiary: (1) each such New Subsidiary shall execute a guaranty of the Obligations and grant to the Agent, for the benefit of Holders of Secured Obligations, Liens on all of its assets and (2) all of the Equity Interests in each such New Subsidiary owned by the Borrower or any other Subsidiary shall be pledged to the Agent, for the benefit of Holders of Secured Obligations;

                  (B) upon the creation or acquisition of each New Subsidiary which is a Foreign Subsidiary, the Borrower shall or shall cause its applicable domestic Subsidiary to execute a Pledge Agreement with respect to 65%of the Equity Interests of such Foreign Subsidiary provided, however, in the event that more than one Subsidiary within a commonly controlled group of Subsidiaries constitutes a Foreign Subsidiary, then only the Equity Interests of the "parent" or "controlling" Foreign Subsidiary shall be required to be pledged; and

                  (C) in either case under clauses (A) or (B), such documentation shall be in form and substance acceptable to the Agent and the Borrower shall or shall cause its applicable Subsidiaries to deliver appropriate corporate resolutions, opinions and other documentation in form and substance satisfactory to the Agent in connection therewith.

         1.8 Section 14.1 of the Credit Agreement is amended to delete the proviso contained in the first sentence thereof in its entirety and to substitute the following therefor:

         provided, however, that Borrowing Notices shall be delivered to the Agent at 1 Bank One Plaza, Suite IL1-0634, Chicago, Illinois 60670-0634, Attention: Nanette Wilson, Telephone No. 312-732-1221, Facsimile No. 312-732-4840.

         2. CONDITION OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and counterparts of the Consent attached hereto duly executed by Printpack Enterprises, Inc. and Printpack Holdings, Inc.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct, except

SIDLEY & AUSTIN

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for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

         4.       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND LOAN
DOCUMENTS.

                  (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. GOVERNING LAW. THE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF, THE LEAD ARRANGER AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, THE LEAD ARRANGER, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SIDLEY & AUSTIN

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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                         PRINTPACK, INC.,
                         as the Borrower


                         By: /s/ Dellmer B. Seitter III
                            ------------------------------------
                         Name: Dellmer B. Seitter, III
                         Title: Treasurer

                         BANK ONE, NA
                         (Formerly known as The First National Bank of Chicago) (Main Office Chicago, Illinois) as Agent and as a Lender


                         By: /s/ Kristen H. Hertel
                            ------------------------------------
                         Name: Kristen H. Hertel
                         Title: Vice President

                         Updated Address for Notices:
                         1 Bank One Plaza
                         Suite IL1-0324
                         Chicago, Illinois  60670-0324
                         Attention: Curtis Price
                         Telephone No.: 312/732-1542
                         Facsimile No.: 312/732-2991

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         SUNTRUST BANK, ATLANTA, as Documentation
                         Agent and as a Lender


                         By:/s/ J. Christopher Deisley
                            ------------------------------------
                         Name: J. Christopher Deisley
                         Title: Director

                         By:/s/ John Frazer
                            ------------------------------------
                         Name: John Frazer
                         Title: VP

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         AMSOUTH BANK, as a Lender


                         By: /s/ Kevin Peters
                            ------------------------------------
                         Name: Kevin Peters
                         Title: Attorney-in-Fact

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         COMERICA BANK, as a Lender


                         By:  /s/ Kristine L. Vigliotti
                            ------------------------------------
                         Name: Kristine L. Vigliotti
                         Title: Assistant Vice President

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         FIRST UNION NATIONAL BANK, as a Lender


                         By:/s/ George L. Woolsey
                            ------------------------------------
                         Name: George L. Woolsey
                         Title: Vice President

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         SOCIETE GENERAL, as a Lender


                         By:/s/ Jerry Parisi
                            ------------------------------------
                         Name: Jerry Parisi
                         Title: Director

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         WACHOVIA BANK, N.A., as a Lender


                         By:/s/ Velma Davis
                            ------------------------------------
                         Name: Velma L. Davis
                         Title: Assistant Vice President

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1



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                         STEIN ROE & FARNHAM CLO I LTD., as a Lender
                         By:  Stein Roe & Farnham Incorporated,
                         Its: Portfolio Manager


                         By:/s/ Brian W. Good
                            ------------------------------------
                         Name: Brian W. Good
                         Title: Vice President & Portfolio Manager

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         SRF TRADING, INC., as a Lender


                         By: /s/ Kelly C. Walker
                            ------------------------------------
                         Name: Kelly C. Walker
                         Title: Vice President

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         GALAXY CLO 1999-1, LTD., as a Lender
                         By:  SAI Investment Adviser, Inc.
                         Its: Collateral Manager


                         By:
                            ------------------------------------
                         Name:
                         Title:

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         BLACK DIAMOND CLO 1998-1 LTD., as a Lender
                         By:  Black Diamond Capital Management, L.L.C.
                         Its: Collateral Manager


                         By:
                            ------------------------------------
                         Name:
                         Title:

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                         BLACK DIAMOND INTERNATIONAL FUNDING,
                         LTD., as a Lender


                         By:
                            ------------------------------------
                         Name:
                         Title:

SIDLEY & AUSTIN                                Signature Page to Printpack, Inc.
                                                                 Amendment No. 1

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                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1

                                  REAFFIRMATION

                                    Attached

SIDLEY & AUSTIN

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                                  REAFFIRMATION
                          Dated as of December 15, 1999


         Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 dated as of December 15, 1999 ("Amendment") to the Amended and Restated Credit Agreement dated as of May 21, 1999, by and among Printpack, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (formerly known as The First National Bank of Chicago), with its principal office in Chicago, Illinois, as contractual representative (the "Agent") (as so amended, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement as so amended. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Loan Documents executed by it, including, without limitation, the Parent Agreements, and acknowledges and agrees that all such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                         PRINTPACK ENTERPRISES, INC.


                         By: /s/ Dellmer B. Seitter III
                            ------------------------------------
                         Name: Dellmer B. Seitter, III
                         Title: Treasurer


                         PRINTPACK HOLDINGS, INC.


                         By: /s/ Dellmer B. Seitter III
                            ------------------------------------
                         Name: Dellmer B. Seitter, III
                         Title: Treasurer